. . . The 2Q 2023 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on July 20, 2023. Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation August 2023

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers, changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, changes in liquidity, including the size and composition of the Company’s deposit portfolio, including the percentage of uninsured deposits in the portfolio, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on July 20, 2023. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Overview of OceanFirst 3 Tailored Footprint Across Key Markets Corporate Overview & Market Data Ticker OCFC (NASDAQ) HQ Red Bank, NJ Branch Network 38 branches and 8 commercial banking centers Core Markets New Jersey, New York City, Greater Philadelphia Expansion Markets Boston and Baltimore Balance Sheet and Capital (Q1-23) Assets $13.5 billion Net Loans $10.0 billion Deposits $10.2 billion Non-performing Loans / Loans1 0.19% Tang. Equity / Tang. Assets2 8.5% CET1 Ratio 10.2% Q2-23 Loan Portfolio ($’millions) Q2-23 Deposit Base ($’millions) (1) PCD loans are not included in these metrics. (2) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (3) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core Profitability (Q1-23)2 Net Income $27.2 million EPS $0.46 Net Interest Margin (%)3 2.97% Efficiency Ratio (%) 61.9% ROAA (%) 0.81% ROTCE (%) 10.4% Corporate Overview and Market Data Balance Sheet and Capital ( 2-23) Core Profitability ( 2-23)2 Commercial Banking Centers Retail Branches CRE Investor Owned CRE Owner Occupied C&I Residential $620 Home Eq. & Consumer $255 $5,320 $982 $2,907 $1,854 Non-interest Bearing $770 Money Market $1,230 Savings $2,766 Time Deposits $3,538 Interest-bearing Checking

. . .Our Shareholder Value Proposition Forward-thinking risk management – Shifted focus from loan growth to securing back-up liquidity sources and maintaining price and credit structure discipline. Strong balance sheet – Strategically planned balance sheet provides ample liquidity, high-quality investments, and minimized credit risk via a well-diversified portfolio. Continued expense management and discipline – Identified existing opportunities for efficiencies in our existing technology and staffing infrastructure while maintaining productivity. Financial strength – Strategic capital utilization has allowed for significant stockholder capital returns while maintaining strong capital ratios in a stress tested environment. 4

. . .Proven Historical Net Interest Income and Loan Growth 5 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 190,911 3.25% 2015 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.17% YTD Jun-23 Net Interest Margin YTD Jun-23 Annualized Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 24.0% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,320 687 758 1,046 1,189 1,616 1,504 1,620 1,602 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,907 2015 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 264 2022 255 Q2-23 1,988 3,817 3,975 5,589 6,214 7,756 8,623 193 453 511 9,918 10,084 Home Equity & Consumer Residential Owner Occupied CRE & C&I Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 36.7% Owner Occupied CRE / C&I CAGR 18.3% 384,986

. . .Successful Commercial Loan Growth and Geographic Diversification 6 49% 69% 2015 Q2-23 +20% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q2-23 53% of commercial loans originated in Philadelphia and NY Emphasis on Commercial Increase of $6.0B in commercial loans since 2015 41% 30% 23% 6% New Jersey New York Philadelphia Boston & Baltimore Total: $6.9B New York commercial loan balance surpassed $2 billion in Q2-22

. . .Balanced Approach to Deposit Pricing and Growth 7 Deposit Composition ($’millions) 256 646 867 937 1,373 775 1,542 2,766 311 673 661 877 898 1,491 1,608 1,488 1,230 153 784 736 714 770 860 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,538 337 783 757 1,151 1,377 2,133 2,412 2,101 1,854 2015 459 2016 364 2017 570 2018 578 2019 2020 2021 2022 Q2-23 1,917 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,158 607 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits (1) Core deposits represent all deposits less time deposits. Deposit Growth Bolstered by Acquisitions ($’millions) 4,343 9,733 9,675 10,158 2,123 1,616 1,894 123 2015 2016 2017 2018 449 2019 2020 2021 2022 Q2-23 1,917 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 58% 42% Commercial Consumer Total: $10.2B Deposit Stratification

. . .Conservative Credit Risk Profile 8 2016 0.01% 0.36% 0.05% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 0.00% 0.12% 0.04% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.02% 0.07% 2021 0.00% 0.11% 0.02% 0.06% 2022 0.00% 0.11% 0.02% 0.06% 0.01% 0.35% 0.52% 0.31% 0.29% 0.47% Q2-23 0.19 0.19 0.08% 0.05% 0.21% 0.22% Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.45% 0.35 2016 0.54% 0.52 2017 0.25% 0.47 2020 0.16% 0.22 2021 0.15% 2018 2022 0.14% 0.19 Q2-23 0.22% 0.29 0.31 2019 0.32% 0.19 NPA/Assets NPL/Loans Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . . 96 85 118 127 147 185 250 345 356 7 7 8 9 9 12 13 13 13 0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 2015 2016 2017 2018 2019 2020 2021 2022 Q2-23 Assets per Branch Assets per FTE Operational Efficiency 9 Deposits per Branch ($’millions) (52) bps2.39% 1.87% 2015 Q2-23 Annualized Core Non-interest Expense1 to Total Avg. Assets 71 69 94 99 113 152 207 255 267 2015 2016 2017 2018 2019 2020 2021 2022 Q2-23 3.8x Operating Efficiency ($’millions) 2015 2016 2017 2018 2019 202 20 2-23 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.

. . .Business Model Strength Driving Significant Capital Return 10 $0.49 $5.55 $0.55 $0.94 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $17.08 2022 $2.98 $5.95 $17.72 Q2-23 $12.33 $13.95 $15.62 $15.53 $16.82 $18.42 $20.55 $12.33 $23.60 $25.61 $26.65 2013 $12.91 2014 $21.36 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS1) is attributed to: ▪ Minimally dilutive and strategic acquisitions in critical new markets ▪ Stock buybacks ▪ 2.9 million available shares for repurchase ▪ Stable & competitive dividend ▪ 106th consecutive quarter ▪ Historical Payout Ratio of 30% to 40% (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. 2022 Q2-23 Growth Since 2013 Tangible Book Value per Share 1 43.7% Total Capital Return per Share 116.2%

. . . I N V E S T O R P R E S E N T A T I O N 11 Quarterly Earnings Update

. . .Loan Portfolio Trends 12 Moderated Loan Growth in the Portfolio ($’millions) ▪ Loan growth has moderated prudently, with the expectation of single-digit growth for the remainder of the year. ▪ Diversified portfolio with a focus on CRE Investor Owned and Residential loans. ▪ Attractive and improving loan yields. 4,809 5,008 5,172 5,297 5,320 1,021 984 997 986 982 584 653 622 622 620 2,758 2,813 2,862 2,882 2,907 264 4.76% 4.18% 3.95% Q2-23 252 Q2-22 262 Q3-22 10,084 Q4-22 4.96% Q1-23 2539,425 5.17% 2559,719 9,918 10,040 Home Equity & Consumer Average Loan Yield C&I Residential CRE Owner Occupied CRE Investor Owned

. . .Credit Quality Historically Top Quartile and Well Positioned ▪ Underlying collateral is diversified: The underlying collateral for the CRE Investor Owned (“Investor”) portfolio is highly diversified and focused in low risk collateral types. ▪ Central business district loans comprise 1.1% of total assets and have a weighted average LTV of 54.5% and weighted average DSCR of 1.5. ▪ Criticized and classified office loans comprised of 3.6% of total office loans. ▪ Maturity wall is modest and has a minimal impact: Our maturity wall, totaling $463 million (or 4.6% of total loans), is set to mature in 2023 and 2024 with weighted average rates of 6.27% and 5.54%, for each respective cohort. ▪ Repricing analysis(2) was performed on 90% of the maturing 2023 and 2024 CRE Investor and Construction portfolio, increasing interest rates to 7%. ~90% of the population retained a DSCR >/= 1.0 when stressed at the originally underwritten rents. ▪ The weighted average DSCR of loans subject to the stress test is 1.32. 13 CRE Investor Owner Portfolio by Geography Notes: All data presented represents CRE Investor balances, excluding purchase accounting marks and Construction as of June 30, 2023, unless otherwise noted. (1) Other includes co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other. (2) We are actively tracking CRE loan underlying cash flows and noted no material change from Q1-23. As such, we have deemed the results from the Q1-23 repricing analysis to be relevant for the current quarter. Maturity Wall Detail Balance Weighted Average % of Maturity Year ($'millions) Rate LTV DSCR Loans 2023 119 6.27 50.56 1.17 1.18% 2024 344 5.54 61.00 1.99 3.41% Total 463 5.72 58.32 1.78 4.59% 29% 21% 37% 8% NY PA/DE NJ MA MD/DC Other 3% 3% CRE Investor Owned - Collateral Details $'millions CRE: Investor Owned % of Total WA LTV WA DSCR Retail 1,091 23.1% 55.5 1.65 Office 1,055 22.4% 55.8 1.81 Multi-Family 903 19.2% 61.3 1.50 Industrial / Warehouse 748 15.9% 49.5 2.00 Hospitality 137 2.9% 50.7 1.28 Other 1 779 16.5% 45.8 1.67 CRE: Investor Owned 4,713 100.0% 54.0 1.70 Construction 607 CRE IO and Construction Total 5,320

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (1 of 2) 14 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $30.9 million in Special Mention loans and $88.2 million of Substandard loans, $28.7 million (or 93.1%) and $80.4 million (or 91.2%) are current on payments, respectively. 0.18% 0.14% Q2-22 0.19% 0.15% Q3-22 0.19% 0.15% Q4-22 0.18% 0.14% Q1-23 0.19% 0.14% Q2-23 Non-performing loans to total loans Non-performing assets to total assets Non-performing loans 17,224 18,455 19,321 19,587 103,294 97,353 50,776 86,765 88,152 60,812 54,330 48,214 23,980 30,859 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 164,106 151,683 98,990 110,744 119,011 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. 18,508

. . .Quarterly Credit Trends (2 of 2) 15 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.17% 0.55% Q2-22 0.14% 0.55% Q3-22 0.12% 0.57% Q4-22 0.10% 0.60% Q1-23 Q2-23 0.72% 0.69% 0.69% 0.70% 0.71% 0.61% 0.10% PCD & General Credit Marks ACL 9 (252) (5) (47) 123 1,254 Q2-22 1,016 Q3-22 3,647 Q4-22 3,013 Q1-23 Q2-23 1,229 Provision Expense Net Charge-offs (Recoveries) NCO / Average Loans were 0% for all periods presented.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 16 ▪ From 2006 to 2022, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s CRE NCO to average CRE loans totaled 6 bps per year compared to 81 bps for all commercial banks between $10 - $50 billion in assets. ▪ Peak CRE net charge-offs for OCFC totaled 47 bps in 2020, related to proactively de-risking our balance sheet. Peak CRE charge- offs for commercial banks between $10-$50 billion in assets were 455 bps in 2010. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative CRE charge-offs for OCFC between 2006 and Q1-23 were minimal, totaling $26.9 million. Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . .Deposit Trends 17 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. (2) Includes money market and institutional deposits. ▪ Deposits (excl. brokered CD’s) remained stable, decreasing by less than 0.2% from the linked quarter. ▪ Continued mix shift in Q2-23 towards time deposits is driven by an increase in brokered CDs of ~$180 million, helping to retain existing customers. ▪ The duration on retail and brokered CD’s were 8.0 months and 6.9 months, respectively. ▪ We maintain prudent price discipline resulting in an overall deposit beta of 29%. Excluding brokered CDs, our deposit beta totaled 21%. We expect deposit betas to continue to rise as the competitive landscape for deposits increases. Shift in Deposit Mix to Drive Retention ($’millions) 1.6% Q3-22 6.4% 0.3% Q2-23Q2-22 0.6% 6.7% 0.4% 9.8% 28.8% Q4-22 20.0% 1.1% Q1-23 Deposit Beta (1) Cost of Deposits (Spot) 1,500 1,404 1,542 2,387 2,766 717 749 714 616 7701,606 1,570 1,488 1,309 1,230 3,696 3,910 3,830 3,697 3,538 2,312 2,326 2,101 1,984 1,854 9,675 Q2-22 9,831 Q3-22 Q4-22 Q1-23 Q2-23 9,959 9,993 10,158 SavingsNon Int. Bearing Time Deposits Int. Bearing Checking Money Market Deposit Beta and Cost Trend Cost of Deposits Type of Account Qtr. Avg. June 30 Spot Int. Bearing Checking 1.29% 1.11% Money Market (2) 2.12% 2.52% Savings 0.12% 0.12% Time Deposits 3.57% 3.77% Total (incl. non-int bearing) 1.52% 1.63%

. . .~85% of Total Deposits Are Insured and Population Remains Granular 18 ▪ OCFC’s deposit composition is extremely granular with 98% of all deposit accounts having less than $250K. ▪ OCFC customers have long tenured relationships with an average age of 9 years. The median age of a deposit relationship is 8 years. ▪ Average non-government deposit account is well below the FDIC insurance limit. ▪ Government deposits in New Jersey are protected by the State under the NJ Government Unit Deposit Protection Act and fully collateralized by OCFC. Note: Refer to Appendices for detailed adjusted uninsured deposit bridge as of 6/30/23. Prior periods are reported under historical methodology. Note #2: All data presented is as of June 30, 2023, unless otherwise noted. (1)The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. Deposit Accounts by Size Length of Customer Relationships 77.3% 77.5% 78.7% 81.4% 84.9% 22.7% 22.5% 21.3% 18.6% 15.1% Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Adj Uninsured Deposits Adj Insured Deposits 9,831 9,959 9,675 9,993 Total Deposits ($’millions) 98% < $250K 2% > $250K 235.2K Accounts 32% 20%17% 21% 10% < 5 years 5-10 Years 10-15 Years 15-25 Years > 25 Years 152.7K Customers Customer Segment Segment Average Balance Personal $21K Business $134K Government 1 $903K 10,158 Reduction in uninsured deposits percentage of total deposits in Q2-23 due to methodology change to improve accuracy of estimated adjusted uninsured deposits.

. . .Net Interest Income and Net Interest Margin Trends 19 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Q1-23 NIM -0.27 3.02% Ordinary course rate impacts 0.01 Quarter-specific impacts (payoffs and prepayment fees) -0.06 Liquidity build- up impacts Q2-23 NIM 3.34% 3.34% 3.64% 3.54% 3.29% 3.12% 3.28% Q2-22 3.36% Q3-22 Q4-22 3.30% Q1-23 3.02% 2.97% Q2-23 NIM Core NIM Net Interest Income ($’000) Q2-23Q2-22 90,797 95,965 Q3-22 106,488 Q4-22 98,802 Q1-23 92,109 Net Interest Income Headwinds ▪ Competitive market environment as peers compete on rate for quality credit. ▪ Maintaining a healthy loan-to-deposit ratio while remaining disciplined on deposit pricing and managing funding costs.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 20 Core Non-Interest Expense1 ($’000) 41,721 42,331 45,711 45,981 47,610 12,992 13,937 11,111 13,108 12,923 2,7773,206 Q4-22Q2-22 2,519 Q3-22 2,128 Q1-23 2,397 Q2-23 57,919 59,045 59,341 61,217 62,930 Trident Technology Expense Other Core Non-Int Exp 56.49% 54.43% Q2-22 54.80% Q4-22Q3-22 50.78% Q1-23 61.94% Q2-23 1.89% 1.91% 1.88% 1.87% 1.87% Core Non-Interest Expense to Average Assets (Annualized)Core Efficiency Ratio (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. ▪ Q2-23 core operating expenses increased $1.7 million from the prior linked quarter and totaled $62.9 million. ▪ The current quarter included one-time expenses of $1.0 million that are not expected to be recurring. ▪ We are implementing a series of operating leverage strategies that will reduce total operating expenses no later than Q4-23 and continue into 2024.

. . .Generating Consistent and Attractive Returns 21 Book Value and Tangible Book Value per Common Share ($)1 Core ROAA1, ROTE1, and ROTCE1 • Book value per share increased by $0.30 (or 1.1%) per share compared to the linked quarter. • Tangible book value per common share increased by $0.30 (or 1.7%) compared to the linked quarter. • Capital ratios remain strong when stress tested with hypothetical sale of entire investment portfolio. Capital Management ($’millions) 15.96 16.30 17.08 17.42 17.72 25.73 26.04 26.81 27.07 27.37 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Book Value per Share Tangible Book Value per Common Share 13.73% 14.53% 1.13% Q2-22 13.62% 14.40% 1.11% Q3-22 15.01% 15.86% 1.22% Q4-22 12.15% 12.80% 1.00% Q1-23 9.84% 10.36% 0.81% Q2-23 Core ROTE Core ROTCE Core ROAA 10 12 12 12 12 5 8.39% Q2-22 8.38% 0 Q3-22 8.47% 0 Q4-22 8.37% 0 Q1-23 8.51% 0 Q2-23 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases Cash Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.

. . .Leading TBV Growth Supported by Prudent Liquidity Management 22 Tangible Book Value per Share Growth (Q1-22 to Q1-23)(1) (1) Peers include those companies defined in definitive proxy statement filed April 21, 2023. Excludes Investors Bancorp due to the sale to Citizens Financial Group. -20% -10% 0% 10% -30% -25% -15% -5% 5% Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15OCFC Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 9.3% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 16

. . .Management 2023 Outlook – Update 23 Loans Deposits Operating Expenses Net Interest Margin Capital • Continued focus on credit risk management, anchored by our diversified CRE portfolio that has performed well in market downturns • Maintain loan-to-deposits ratio ~100% for remainder of the year • Accounts for uncertainty in deposit flows. Our expectation is moderate outflow of non-maturity deposits, offset by an increase in promo CDs • Accounts for flexibility to sustain increased liquidity levels as needed Low single-digit growth for full year Low single-digit growth for full year Q4-23 expected to stabilize in the $58- $59 million range Flat to nominal decline in Q3-23 Flat CET1 ratio (~10%) Guidance Key Assumptions / Commentary • The current quarter included one-time expenses of $1.0 million that are not expected to be recurring • Q3-23 will likely remain elevated due to charges associated with continued expense rationalization • This does not include the potential one-time proposed FDIC special assessment, which is expected to be $3.0 million based on initial guidance. This could be lower depending on the final assessment rules • We are working on incremental opportunities to reduce expenses modestly in 2024

. . . I N V E S T O R P R E S E N T A T I O N 24 Appendix

. . .Liquidity Sources are Robust and Diverse 25 Liquidity remains robust: ▪ Adjusted uninsured deposits accounted for 15% of total deposits. ▪ Cash held on balance sheet totaled $338 million(1). ▪ OCFC had no outstanding borrowings from the Federal Reserve Discount Window or Bank Term Funding Program, strong sources of back stop liquidity. ▪ As the banking environment continues to stabilize, we will evaluate our liquidity position and needs through Q3-23 and Q4-23, with potential reductions in excess liquidity to be redeployed into new loans. 1,814 1,548 1,335 175 702 4,026 Liquidity Sources Adjusted Uninsured Deposits Adjusted Uninsured Deposits FRB Discount Window Capacity FedFunds and Repo Lines Available FHLB Remaining Capacity Cash and Unpledged Securities Note: All data presented is as of June 30, 2023. (1) Excludes estimated cash used in daily banking operations. 260% Numbers in the above table are in $’millions.

. . .High Quality and Low Risk Investment Portfolio 26 ▪ Unrealized gain on AFS debt securities of $0.3 million in Q2- 23 ($5.8 million in the YTD period). ▪ Portfolio remains high quality and investment grade with 86% rated AAA or AA. ▪ Total duration on the investment portfolio totaled 4 years. Investment Portfolio Composition 4% 56%14% 16% 4% 5% US Government & Agency Agency MBS 1% MBS State and Municipal Asset-Backed Corporate Debt Other Total: $1.8B 1,812 1,749 1,765 1,955 1,931 1.90% Q2-22 2.27% Q3-22 2.83% Q4-22 3.40% Q1-23 3.47% Q2-23 Average Investments ($ millions) Yield on Investments (%) Portfolio Trends and Yield (1) Note: All data presented is as of June 30, 2023, unless otherwise noted. (1) Average investments includes restricted equity investments comprised primarily of FHLB and FRB stock. Rate Exposure: • 22% floating • 78% fixed Investment Portfolio Composition AFS HTM Equities $'millions Fair Value Duration (Yrs) Amortized Cost Duration (Yrs) Fair Value Duration (Yrs) Asset-Backed 285 (0) - - - - US Gov & Agency 66 4 - - - - Agency MBS 92 6 896 4 - - Corporate Debt 9 2 52 0 - - State and Municipal - - 249 5 - - MBS - - 25 2 - - Other - - - - 96 1 Total 452 1,222 96

. . .OCFC’s Customer Base Values Operational Support OCFC’s deposit base is highly operational and values individualized service and support. OCFC customers initiated over 43 million total transactions in 2022 for over $101 billion, turning over our June 30, 2023 deposit balance more than 10 times per year. 13.6% 30.3% 52.0% 0.2% 2.2% 1.7% 58.1% 15.8% 24.6% 0.5% 1.0% 43.3 million transactions $101.5 billion Volume Dollars Wires Bill Pay eWallet Checks Cleared ACH Transactions Debit Card (Visa) Legend 1 (1) Legend applies to both volume and dollar charts.

. . .Adjusted Uninsured Deposit Bridge Detail 28 Note #1: Uninsured deposits are reported at the consolidated Bank level per the Call Report. (1) The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. (2) Gross exclusions relate to intercompany deposits. Adjusted Uninsured Deposit Bridge $'millions Schedule/Line June 30, 2023 Estimated Uninsured Deposits RC-O Line M.2 5,057 Less: Collateralized Municipal Deposits 1 (2,027) Less: Gross Exclusion Deposits 2 (1,482) Estimated Adjusted Uninsured Deposits, net of exclusions 1,548 Total Deposits RC-O Line 1 11,716 Less: Gross Exclusion Deposits 2 (1,482) Total Deposits, net of exclusions RC Line 13.a 10,234 % of Total Deposits, net of exclusions 15.1%

. . .Non-GAAP Reconciliations (1 of 2) (1) The sale of specific positions in two financial institutions impacted both equity investments and debt securities for the three months ended March 31, 2023. On the Consolidated Statements of Income, the losses on sale of equity investments and debt securities are reported within net gain (loss) on equity investments ($4.6 million) and other ($697,000), respectively, for the three months ended March 31, 2023. Non-GAAP Reconciliation For the Three Months Ended $'000 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Core Earnings: Net income available to common stockholders (GAAP) 26,793 26,879 52,268 37,607 27,957 Add (less) non-recurring and non-core items: Merger related expenses - 22 276 298 196 Branch consolidation expense (benefit), net - 70 111 (346) 546 Net loss (gain) on equity investments (1) 559 2,193 (17,187) (3,362) 8,078 Net loss on sale of investments (1) - 5,305 - - - Income tax (benefit) expense on items (162) (1,797) 4,060 824 (2,132) Core earnings (Non-GAAP) 27,190 32,672 39,528 35,021 34,645 Income tax expense 8,996 8,654 17,353 12,298 8,940 Provision for credit losses 1,229 3,013 3,647 1,016 1,254 Less: income tax (benefit) expense on non-core items (162) (1,797) 4,060 824 (2,132) Core earnings PTPP (Non-GAAP) 37,577 46,136 56,468 47,511 46,971 Core earnings diluted earnings per share 0.46 0.55 0.67 0.60 0.59 Core earnings PTPP diluted earnings per share 0.64 0.78 0.96 0.81 0.80

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Tangible Equity Total stockholders' equity 1,626,283 1,610,371 1,585,464 1,540,216 1,521,432 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 11,476 12,470 13,497 14,656 15,827 Tangible stockholders' equity 1,108,661 1,091,755 1,065,821 1,019,414 999,459 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,053,134 1,036,228 1,010,294 963,887 943,932 Tangible Assets Total Assets 13,538,903 13,555,175 13,103,896 12,683,453 12,438,653 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 11,476 12,470 13,497 14,656 15,827 Tangible assets 13,021,281 13,036,559 12,584,253 12,162,651 11,916,680